Quarterly Report
March 31, 2023
MFS®  Emerging Markets
Equity Portfolio
MFS® Variable Insurance Trust II
FCE-Q1

Portfolio of Investments
3/31/23 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.7%
Alcoholic Beverages – 4.7%
Ambev S.A., ADR	143,467	$404,577
China Resources Beer Holdings Co. Ltd.	54,000	434,807
Jiangsu Yanghe Brewery JSC Ltd., “A”	4,300	103,357
Kweichow Moutai Co. Ltd., “A”	2,000	528,688
Wuliangye Yibin Co. Ltd.	7,600	217,304
		$1,688,733
Automotive – 2.1%
BYD Co. Ltd.	6,500	$190,989
Hero MotoCorp Ltd.	7,557	216,138
Mahindra & Mahindra Ltd.	24,903	351,818
		$758,945
Biotechnology – 0.9%
Hugel, Inc. (a)	3,346	$330,913
Brokerage & Asset Managers – 1.1%
B3 Brasil Bolsa Balcao S.A.	200,700	$409,838
Moscow Exchange MICEX-RTS PJSC (a)(u)	369,124	0
		$409,838
Business Services – 4.6%
Cognizant Technology Solutions Corp., “A”	6,187	$376,974
Kingsoft Cloud Holdings, ADR (a)(l)	15,953	141,822
Tata Consultancy Services Ltd.	17,504	685,558
Tech Mahindra Ltd.	32,034	431,794
		$1,636,148
Chemicals – 1.7%
UPL Ltd.	69,703	$609,644
Computer Software - Systems – 7.6%
Hon Hai Precision Industry Co. Ltd.	165,000	$566,012
Samsung Electronics Co. Ltd.	43,434	2,153,819
		$2,719,831
Conglomerates – 0.6%
LG Corp.	3,192	$203,499
Construction – 4.5%
Anhui Conch Cement Co. Ltd.	76,500	$266,092
Gree Electric Appliances, Inc., “A”	73,700	393,547
Midea Group Co. Ltd., “A”	33,800	265,413
Techtronic Industries Co. Ltd.	44,000	480,373
Zhejiang Supor Co. Ltd., “A”	26,100	205,973
		$1,611,398
Consumer Products – 0.4%
AmorePacific Corp.	1,507	$158,357
Electronics – 8.7%
SK Hynix, Inc.	1,272	$87,731
Taiwan Semiconductor Manufacturing Co. Ltd.	172,258	3,051,700
		$3,139,431

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 0.5%
Reliance Industries Ltd.	6,227	$177,012
Energy - Integrated – 4.6%
China Petroleum & Chemical Corp.	788,000	$464,382
Galp Energia SGPS S.A., “B”	45,170	512,403
LUKOIL PJSC (a)(u)	6,698	0
Petroleo Brasileiro S.A., ADR	52,026	542,631
Petroleo Brasileiro S.A., ADR	15,200	141,056
		$1,660,472
Engineering - Construction – 0.8%
Doosan Bobcat, Inc.	8,900	$300,491
Food & Beverages – 3.8%
Gruma S.A.B. de C.V.	24,220	$357,305
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	113,341	479,757
Orion Corp.	3,617	379,523
Tingyi (Cayman Islands) Holding Corp.	98,000	163,764
		$1,380,349
Food & Drug Stores – 0.4%
BIM Birlesik Magazalar A.S.	19,563	$151,243
Forest & Paper Products – 0.7%
Suzano S.A.	32,300	$265,107
Insurance – 5.8%
AIA Group Ltd.	57,800	$607,326
Discovery Ltd. (a)	33,307	260,863
Ping An Insurance Co. of China Ltd., “H”	103,500	670,821
Samsung Fire & Marine Insurance Co. Ltd.	3,500	555,062
		$2,094,072
Internet – 10.2%
Baidu, Inc., ADR (a)	848	$127,980
MakeMyTrip Ltd. (a)	7,629	186,682
NAVER Corp.	3,375	531,274
NetEase, Inc., ADR	6,217	549,832
Tencent Holdings Ltd.	46,100	2,252,600
		$3,648,368
Leisure & Toys – 0.2%
NCsoft Corp.	268	$77,075
Machinery & Tools – 1.0%
Delta Electronics, Inc.	37,000	$367,500
Major Banks – 2.5%
Banco Bradesco S.A., ADR	63,321	$165,901
Bandhan Bank Ltd. (a)	79,973	191,301
Erste Group Bank AG	8,957	296,273
Nedbank Group Ltd.	20,069	244,424
		$897,899
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)(l)	19,792	$55,616

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 1.8%
PT United Tractors Tbk	253,900	$492,747
Vale S.A., ADR	10,640	167,899
		$660,646
Natural Gas - Distribution – 0.8%
China Resources Gas Group Ltd.	77,600	$286,185
Network & Telecom – 0.2%
GDS Holdings Ltd., “A” (a)	23,600	$55,603
Other Banks & Diversified Financials – 9.7%
China Construction Bank Corp.	746,670	$482,986
China Merchants Bank Co Ltd. “A”	30,400	151,200
Credicorp Ltd.	4,175	552,728
Emirates NBD PJSC	67,897	243,117
Grupo Financiero Inbursa S.A. de C.V. (a)	38,228	82,205
HDFC Bank Ltd.	36,019	708,134
KB Financial Group, Inc.	5,666	208,112
Komercní banka A.S.	1,889	62,633
Kotak Mahindra Bank Ltd.	24,120	508,580
Muthoot Finance Ltd.	7,133	85,224
Sberbank of Russia PJSC (a)(u)	286,804	0
SK Square Co. Ltd. (a)	3,086	94,934
Tisco Financial Group PCL	108,800	319,766
		$3,499,619
Pharmaceuticals – 0.4%
Genomma Lab Internacional S.A., “B”	153,838	$123,702
Precious Metals & Minerals – 1.4%
Gold Fields Ltd., ADR	29,598	$394,245
Polymetal International PLC (a)	35,382	99,298
		$493,543
Real Estate – 1.9%
Emaar Properties PJSC	241,918	$368,888
ESR Group Ltd.	101,000	180,480
Hang Lung Properties Ltd.	77,000	144,353
		$693,721
Restaurants – 2.7%
Yum China Holdings, Inc.	15,267	$967,775
Specialty Chemicals – 0.5%
Saudi Basic Industries Corp.	7,258	$175,168
Specialty Stores – 8.5%
Alibaba Group Holding Ltd. (a)	114,648	$1,458,060
JD.com, Inc., “A”	8,780	192,380
JD.com, Inc., ADR	619	27,168
Lojas Renner S.A.	112,917	369,153
Meituan, “B” (a)	7,170	130,233
Multiplan Empreendimentos Imobiliarios S.A.	29,047	141,210
Vipshop Holdings Ltd., ADR (a)	22,190	336,844
Walmart de Mexico S.A.B. de C.V.	103,883	415,244
		$3,070,292

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telecommunications - Wireless – 2.3%
Advanced Info Service Public Co. Ltd.	31,600	$195,911
Etihad Etisalat Co.	28,420	313,159
PT Telekom Indonesia	1,109,400	300,388
		$809,458
Telephone Services – 0.9%
Hellenic Telecommunications Organization S.A.	22,167	$324,301
Total Common Stocks		$35,501,954
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.56% (v)	540,448	$540,557
Collateral for Securities Loaned – 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.86% (j)	68,598	$68,598

Other Assets, Less Liabilities – (0.4)%		(141,377)
Net Assets – 100.0%		$35,969,732
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $540,557 and $35,570,552, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/23 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,685,602	$8,915,576	$—	$11,601,178
South Korea	537,880	4,542,910	—	5,080,790
India	695,262	3,456,623	—	4,151,885
Taiwan	—	3,985,212	—	3,985,212
Brazil	2,607,372	—	—	2,607,372
Hong Kong	—	1,412,532	—	1,412,532
Mexico	978,456	—	—	978,456
South Africa	899,532	—	—	899,532
Indonesia	793,135	—	—	793,135
Other Countries	3,156,381	835,481	0	3,991,862
Mutual Funds	609,155	—	—	609,155
Total	$12,962,775	$23,148,334	$ 0	$36,111,109
For further information regarding security characteristics, see the Portfolio of Investments. At March 31, 2023, the fund held three level 3 securities valued at $0, which were also held and valued at $0 at December 31, 2022.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$693,445	$1,477,487	$1,630,334	$62	$(103)	$540,557
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$6,781	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2023, are as follows:
China	32.2%
South Korea	14.1%
India	11.5%
Taiwan	11.1%
Brazil	7.2%
Hong Kong	3.9%
Mexico	2.7%
South Africa	2.5%
United States	2.4%
Other Countries	12.4%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.